APPENDIX 3Y
                                            CHANGE OF DIRECTOR'S INTEREST NOTICE
================================================================================
                                                                    Rule 3.19A.2
                                   APPENDIX 3Y

                      CHANGE OF DIRECTOR'S INTEREST NOTICE

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX's property and may be made public.

Introduced 30/9/2001.

---------------------------------------------------------------------------------------------------------------------
NAME OF ENTITY     PROGEN INDUSTRIES LIMITED
---------------------------------------------------------------------------------------------------------------------
ABN                82 010 975 612
---------------------------------------------------------------------------------------------------------------------

We (the entity) give ASX the following information under listing rule 3.19A.2 and as agent for the director for the purposes of section 205G of the Corporations Act.

---------------------------------------------------------------------------------------------------------------------
NAME OF DIRECTOR                               Lewis Lee
---------------------------------------------------------------------------------------------------------------------
DATE OF LAST NOTICE                            29 July 2004
---------------------------------------------------------------------------------------------------------------------

PART 1 - CHANGE OF DIRECTOR'S RELEVANT INTERESTS IN SECURITIES
In the case of a trust, this includes interests in the trust made available by the responsible entity of the trust

Note: In the case of a company, interests which come within paragraph (i) of the definition of "notifiable interest of a director" should be disclosed in this part.

---------------------------------------------------------------------------------------------------------------------
DIRECT OR INDIRECT INTEREST                                              Indirect
---------------------------------------------------------------------------------------------------------------------
NATURE OF INDIRECT INTEREST                                              Securities held by spouse
(INCLUDING REGISTERED HOLDER)
Note: Provide details of the circumstances giving rise to the relevant interest.
---------------------------------------------------------------------------------------------------------------------
DATE OF CHANGE                                                           3 August 2004
                                                                         5 August 2004
---------------------------------------------------------------------------------------------------------------------
NO. OF SECURITIES HELD PRIOR TO CHANGE                                   Direct: 450,000 options
---------------------------------------------------------------------------------------------------------------------
CLASS                                                                    Options and Ordinary Shares
---------------------------------------------------------------------------------------------------------------------
NUMBER ACQUIRED                                                          3 August: 20,000 Ord Shares (on exercise of
                                                                         options)
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

11/3/2002                                                     Appendix 3Y Page 1

APPENDIX 3Y
CHANGE OF DIRECTOR'S INTEREST NOTICE
================================================================================

---------------------------------------------------------------------------------------------------------------------
NUMBER DISPOSED                                                            3 August 2004: 20,000 Options
                                                                           5 August 2004: 20,000 Ordinary Shares

---------------------------------------------------------------------------------------------------------------------
VALUE/CONSIDERATION                                                        3 August 2004: $2.50 exercise price per
Note: If consideration is non-cash, provide details and estimated          option
valuation                                                                  5 August 2004 : $3.95 per ordinary share
                                                                           (10,000)
                                                                           5 August 2004 : $3.93 per ordinary share
                                                                           (10,000)

---------------------------------------------------------------------------------------------------------------------
NO. OF SECURITIES HELD AFTER CHANGE                                        Direct Interest: 450,000 Options
                                                                           Indirect Interest: 160,000 Options
---------------------------------------------------------------------------------------------------------------------
NATURE OF CHANGE                                                           3 August 2004: Exercise of options
Example: on-market trade, off-market trade, exercise of options, issue of  5 August 2004: On-market sale of ordinary
securities under dividend reinvestment plan, participation in buy-back     shares
---------------------------------------------------------------------------------------------------------------------

PART 2 - CHANGE OF DIRECTOR'S INTERESTS IN CONTRACTS

Note: In the case of a company, interests which come within paragraph (ii) of the definition of "notifiable interest of a director" should be disclosed in this part.

---------------------------------------------------------------------------------------------------------------------
DETAIL OF CONTRACT                                           N/A
---------------------------------------------------------------------------------------------------------------------
NATURE OF INTEREST                                           N/A
---------------------------------------------------------------------------------------------------------------------
NAME OF REGISTERED HOLDER                                    N/A
(IF ISSUED SECURITIES)
---------------------------------------------------------------------------------------------------------------------
DATE OF CHANGE                                               N/A
---------------------------------------------------------------------------------------------------------------------
NO. AND CLASS OF SECURITIES TO                               N/A
WHICH INTEREST RELATED PRIOR TO
CHANGE
Note: Details are only required for a contract in relation
to which the interest has changed
---------------------------------------------------------------------------------------------------------------------
INTEREST ACQUIRED                                            N/A
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

Appendix 3Y Page 2                                                     11/3/2002

                                                                     APPENDIX 3Y
                                            CHANGE OF DIRECTOR'S INTEREST NOTICE
================================================================================

---------------------------------------------------------------------------------------------------------------------
INTEREST DISPOSED                                            N/A
---------------------------------------------------------------------------------------------------------------------
VALUE/CONSIDERATION                                          N/A
Note: If consideration is non-cash, provide details and
an estimated valuation
---------------------------------------------------------------------------------------------------------------------
INTEREST AFTER CHANGE                                        N/A
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
+ See chapter 19 for defined terms.

11/3/2002                                                     Appendix 3Y Page 3